SCHEDULE 14A (RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant

Filed by a Party other than the Registrant

Check the appropriate box:

Preliminary Proxy Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

Definitive Proxy Statement

Definitive Additional Materials

Soliciting Material Pursuant to Exchange Act Rule 14a-12

National Commerce Financial Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

Fee paid previously with preliminary materials:

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Filed by National Commerce Financial Corporation Pursuant to Rule 14a-6 under the Securities Exchange Act of 1934, as amended

IMPORTANT NOTICE REGARDING MEETING TIME FOR
SEPTEMBER 15, 2004 SPECIAL MEETING OF SHAREHOLDERS OF
NATIONAL COMMERCE FINANCIAL CORPORATION

You should have received proxy materials with respect to a special meeting of shareholders of National Commerce Financial Corporation to be held on September 15, 2004, including a joint proxy statement-prospectus and proxy card. Please note that the time of meeting set forth on the proxy card is incorrect. The time of the special meeting of shareholders of National Commerce Financial Corporation on September 15, 2004 shall be 10:00 a.m. Memphis time, instead of 9:00 a.m. Memphis time, as stated in the proxy card. Please note that the meeting time set forth in the joint proxy statement-prospectus is correct.